Exhibit 10.6

                               SECURITY AGREEMENT

To:   James Fairhead, Steve Kerekes and Tom Davis (the "Vendors")
      Address: c/o Purser, Dooley LLP, 151 Ferris Lane, Suite 300, Barrie, Ontario L4M 6C1
      Facsimile No. (705-792-6911)

Debtor's Name: 1500536 Ontario Inc. (the "Debtor")
Chief Executive Office Address: 85 Bayfield Street, Suite 300, Barrie, Ontario L4M 3A7 Facsimile No. (705-725-7045)

27. General Security Interest. As security for the payment and performance of all present and future indebtedness, liabilities and obligations of the Debtor to the Vendors arising pursuant to a certain guarantee provided by the Debtor in favour of the Vendors with respect to the obligations created by a certain promissory note of even date herewith authorized, executed and delivered in favour of the Vendors by Teleplus Connect Corp. in the principal amount of Six Hundred Sixteen Thousand Eight Hundred Twenty Two Dollars ($616,822.) and this Security Agreement (all such indebtedness, liabilities, obligations, expenditures, costs and expenses are hereinafter collectively referred to as the "Obligations"), whether direct or indirect, absolute or contingent, liquidated or unliquidated, as principal or as surety, alone or with others, of whatsoever nature or kind, in any currency, the Debtor hereby assigns, charges, pledges, mortgages and grants to the Vendors a security interest in all of the undertaking, property and assets of the Debtor, both real and personal, immoveable and moveable, tangible and intangible, legal and equitable, of whatsoever nature and kind and wheresoever situate, now owned or hereafter acquired by or on behalf of the Debtor or in respect of which the Debtor now or hereafter has any right, title or interest (all of which is hereinafter called the "Collateral"), including without limitation:

      (a) Intangibles - all intangible property including without limitation book debts and accounts, all contractual rights and insurance claims, licences, computer software, warranties, ownership certificates, patents, trademarks, trade names, goodwill, copyrights and other industrial property of the Debtor;

      (b) Books & Records - all of the Debtor's, manuals, publications, letters, deeds, documents, writings, papers, invoices, books of account and other books relating to or being records of debts, chattel paper or documents of title or by which such are or may hereafter be secured, evidenced, acknowledged or made payable;

      (c) Equipment - all of the Debtor's tools, machinery, equipment, apparatus, furniture, plants, fixtures, vehicles and other tangible personal property, other than Inventory (as defined below), (collectively, the "Equipment") including, without limitation, the Equipment described in Schedule "A" hereto;

      (d) Inventory - all of the Debtor's tangible personal property held for sale or lease or that have been leased or that are to be furnished or have been furnished under a contract of service, or that are raw materials, work in process, or materials used or consumed in a business or profession (collectively, the "Inventory");

      (e) Real Property - all of the Debtor's real and immovable property, both freehold and leasehold, now or hereafter owned, acquired or occupied by the Debtor, together with all buildings, erections, improvements and fixtures situate upon or used in connection therewith, including any lease, verbal or written or any agreement therefor, (collectively, the "Real Property") provided, however, the last day of any term of any such lease, verbal or written, or any agreement therefor now held or hereafter held by the Debtor, is excepted out of the Real Property charged by this Security Agreement, but should such charge become enforceable the Debtor shall thereafter stand possessed of the last day of such leasehold interest upon trust to assign and dispose thereof as the Vendors may direct;

      (f) Other Property - the Debtor's undertaking and all of the Debtor's other property and assets including, without limitation, uncalled capital, judgments, rights, franchises, licenses, chattel paper, documents of title, goods, instruments, money and securities (as those terms are defined in the Personal Property Security Act (Ontario)(the "PPSA") governing this Security Agreement); and

      (g) Proceeds - all of the Debtor's property in any form derived directly or indirectly from any use or dealing with the Collateral or that indemnifies or compensates for loss of or damage to the Collateral (collectively, the "Proceeds").

28. Attachment. The security interest given hereunder will attach immediately upon the execution of this Security Agreement. The security interest granted hereby has not been postponed and will attach to any particular Collateral as soon as the Debtor has rights in such Collateral.

29. Dealings with Collateral. Until the security interest hereby created becomes enforceable, the Debtor may sell its Inventory and collect its book debts in the ordinary course of its business; provided that after the security interest becomes enforceable, all book debts collected by the Debtor shall be immediately remitted to the Vendors. Until remitted, all book debts received by the Debtor shall be held by the Debtor as agent and in trust for the Vendors.

30. Representations and Warranties of the Debtor. The Debtor represents and warrants to the Vendors as follows:

      (a) The Debtor now owns or will own the Collateral, as the case may be, free and clear of any prior lien, security interest or encumbrance save and except for the security interest granted hereby and for those encumbrances as shown in Schedule "B" which have been validly perfected ("Permitted Encumbrances");

      (b) This Security Agreement has been properly authorized and constitutes a legally valid and binding obligation of the Debtor;

      (c) The authorization, creation, execution and delivery of this Security Agreement and compliance with its terms

            (i) does not and shall not contravene any applicable law, regulation, rule, order, judgment or injunction or the charter documents, by-laws or any unanimous shareholders' agreement of the Debtor; and

            (ii) does not and shall not result in a breach of or a default under any indenture, instrument, lease, agreement or undertaking to which the Debtor is a party or by which it or the Collateral is or may become bound.

31. General Covenants. The Debtor hereby declares, covenants and agrees that it:

      (a) Pay Costs - shall pay all costs and expenses (including reasonable legal fees and disbursements on a solicitor and own client basis) of the Vendors incidental to or which in any way relates to this Security Agreement or its enforcement, including (i) the preparation, execution and filing of this Security Agreement and any instruments postponing, discharging, amending, extending or supplemental to this Security Agreement ("the Vendors Security");
            (ii) perfecting and keeping perfected the Vendors Security; (iii) maintaining the intended priority of the Vendors Security on all or any part of the Collateral; (iv) taking, recovering or possessing the Collateral; (v) taking any actions or other proceedings to enforce the remedies provided herein or otherwise in relation to this Security Agreement or the Collateral, or by reason of a default under the Vendors Security or the non-payment of the moneys hereby secured; (vi) taking proceedings, giving notices and giving responses required under any applicable law concerning or relating to the Vendors Security, including compliance with the provisions of applicable bankruptcy, insolvency, personal property security and mortgage enforcement legislation; (vii) responding to or participating in proceedings in the nature of those described in sections 14(d), (e) and (f) hereof; and (viii) obtaining the advice of counsel and other advisors in relation to the foregoing;

all such costs and expenses and other monies payable hereunder, together with interest at the highest rate chargeable by the Vendors from time to time on the Obligations, shall form part of the Obligations, shall be payable by the Debtor on demand and shall be secured hereby; (b) To Pay Rents and Taxes - shall pay all rents, taxes and assessments lawfully imposed upon the Real Property where the Collateral is located or any part thereof when the same become due and payable, and shall show to the Vendors on request receipts for such payment;

      (c) To Maintain Corporate Existence and Security - shall maintain its corporate existence, shall maintain the security hereby created as valid, effective and perfected security at all times, shall observe and perform all of its obligations under leases, licences and other agreements to which it is a party so as to preserve and protect the Collateral and its value;

      (d) Not to Sell - shall not, except for Inventory sold in the ordinary course of business and except as otherwise permitted hereunder, remove, destroy, lease, sell or otherwise dispose or part with possession of any of the Collateral; provided that the Debtor may sell or otherwise dispose of furniture, machinery, equipment, vehicles and accessories which have become worn out or damaged or otherwise unsuitable for their purposes on condition that it shall substitute therefor, subject to the lien hereof and free from prior liens, security interests or encumbrances, property of equal value so that the security hereby constituted shall not thereby be in any way reduced or impaired;

      (e) No Other Liens - shall not create, assume or suffer to exist any charge, lien, deemed trust, security interest or encumbrance upon any Collateral ranking or purporting to rank in priority to or pari passu with the security interest created hereunder, other than Permitted Encumbrances. No provision hereof shall be construed as a subordination or postponement of the security interest created hereunder to or in favour of any other charge, lien, security interest or encumbrance, whether or not it is a Permitted Encumbrance;

      (f) To Hold Proceeds of Unauthorized Sale in Trust - in the event the Collateral or any part thereof is sold or disposed of prior to the full discharge of this Security Agreement by the Vendors, in any manner not authorized by this Security Agreement, the Debtor shall hold all proceeds of such sale or disposition received by the Debtor as trustee for the Vendors until the Debtor has been fully released from this Security Agreement by the Vendors;

      (g) To Insure - shall keep insured the Collateral to its full insurable value or in such amounts as the Vendors may reasonably require against all risks, with insurers approved by the Vendors and will pay all premiums necessary for such purposes as the same shall become due; the proceeds under all policies of insurance are hereby assigned to the Vendors subject to Permitted Encumbrances as further security hereunder and shall be payable to the Vendors as their interest may appear and contain such mortgage clauses as the Vendors may require; such policies or contracts shall be in terms reasonably satisfactory to the Vendors and at the request of the Vendors shall be delivered to and held by the Vendors subject to the rights of the holders of Permitted Encumbrances;

      (h) To Furnish Proofs - shall forthwith on the happening of any loss or damage furnish at its expense all necessary proofs and do all necessary acts to enable the Vendors to obtain payment of the insurance moneys subject to the rights of the holders of Permitted Encumbrances;

      (i) Inspection by the Vendors - shall allow any employees or third parties retained by the Vendors at any reasonable time and with reasonable prior notice to the Debtor to enter the premises of the Debtor or others to inspect the Collateral and to inspect the books and records of the Debtor relating to the Collateral and make extracts therefrom, and shall permit the Vendors prompt access to such other persons as the Vendors may deem necessary or desirable for the purposes of inspecting or verifying any matters relating to any part of the Collateral or the books and records of the Debtor relating to the Collateral, provided that any information so obtained shall be kept confidential, save as required by the Vendors in exercising their rights hereunder or pursuant to any applicable law or court order;

      (j) Use and Maintenance - shall cause the Equipment and Inventory to be operated in accordance with any applicable manufacturer's manuals or instructions, by competent and duly qualified personnel. Any and all additions and accessions to and parts and replacements for the Equipment or Inventory shall immediately become subject to the security interest created hereby. The Debtor shall not change the intended use of the Collateral without the prior written consent of the Vendors which will not be unreasonably withheld or delayed;

      (k) Location of Collateral - shall keep the Collateral at the location set forth in Schedule "B" hereto, except for goods in transit to such locations, or Inventory on lease or consignment, or with the prior written consent of the Vendors;

      (l) No Affixation - shall not permit the Collateral to be attached to or affixed to real or other personal property without the prior written consent of the Vendors, which will not be unreasonably withheld or delayed. The Debtor shall obtain and deliver to the Vendors such waivers as the Vendors may reasonably request from any owner, landlord or mortgagee of premises on which the Collateral is located or to which the Collateral may become affixed or attached. The Debtor shall promptly do, execute and deliver all such further acts, documents, agreements or assurances as the Vendors may reasonably require for giving effect to the intent of this Security Agreement and shall register such notice or documents against the title to such premises as the Vendors may reasonably request to protect its interests hereunder and shall maintain plates or marks showing the name of the Vendors upon the Collateral as requested;

      (m) Not to Remove - prior to moving any of the Collateral from the location indicated in Schedule "B" hereto, or to leasehold property, the Debtor shall effect such further registrations and make such reasonable effort to obtain such other consents and give such other security, at the sole cost and expense of the Debtor, as may be required or desirable to protect or preserve the security hereby created and to maintain the priority intended to be granted to the Vendors hereunder as against all others including landlords, and the Debtor shall forthwith notify the Vendors of the intended removal and the action proposed to be taken;

      (n)   Compliance with Environmental Laws

            (i) shall conduct and maintain its business, operations, Real Property and the Collateral so as to comply in all material respects with all applicable Environmental Laws, including obtaining all necessary material licenses, permits, consents and approvals required to own or operate the Collateral and the business carried out on, at or from the Real Property;

            (ii) except as specifically permitted by the Vendors in writing, it shall not permit or suffer to exist, Contaminants or dangerous or potentially dangerous conditions in, on or below the Real Property including, without limitation, any polychlorinated biphenyls, radio-active substances, underground storage tanks, asbestos or urea formaldehyde foam insulation;

            (iii) has no knowledge of the existence of Contaminants or dangerous or potentially dangerous conditions at, on or under the Real Property or any properties in the vicinity of the Real Property which could affect the Real Property or the market value thereof or in levels that exceed the standards in Environmental Laws;

            (iv) has no knowledge of the Real Property, or any portion thereof, having been used for the disposal of waste;

            (v) has not given or received, nor does it have an obligation to give, any notice, claim, communication or information regarding any past, present, planned or threatened treatment, storage, disposal, presence, release or spill of any Contaminant at, on, under or from the Real Property or any property in the vicinity of the Real Property, including any notice pursuant to any Environmental Laws or any environmental report or audit. The Debtor shall notify the Vendors promptly and in reasonable detail upon receipt of any such claim, notice, communication or information or if the Debtor becomes aware of any violation or potential violation of the Debtor of any Environmental Laws and shall describe therein the action which the Debtor intends to take with respect to such matter;

            (vi) shall at the Debtor's expense promptly take or cause to be taken any and all necessary remedial or clean-up action in response to the presence, storage, use, disposal, transportation, release or discharge of any Contaminant in, on, under or about any of the Real Property, or used by the Debtor, in compliance with all material laws including, without limitation, Environmental Laws, and in accordance with the orders and directions of all applicable federal, state, provincial, municipal and local governmental authorities;

            (vii) shall  deliver  to the  Vendors,  upon  request,  a  true  and complete copy of all environmental audits, evaluations, assessments, studies or tests relating to the Real Property, the Collateral or the Debtor now in its possession or control or forthwith after the completion thereof, or upon such materials coming into the Debtor's possession or control;

            (viii) shall indemnify and save harmless the Vendors, and its agents from and against all losses, liabilities, damages or costs (including reasonable legal fees and disbursements) suffered including, without limitation, the cost or expense of any environmental investigation, the preparation of any environmental or similar report, and the costs of any remediation arising from or relating to any breach of the foregoing covenants of this section 4(n), any breach by the Debtor or any other person now or hereafter having an interest in the Collateral or the Real Property which is asserted or claimed against the Vendors; the presence, in any form, of any Contaminant on or under the Real Property, or the discharge, release, spill or disposal of any contaminant by the Debtor, which is asserted or claimed against any of these indemnified persons. This indemnity shall survive the payment in full of all amounts secured hereby and the discharge of this Security Agreement. The Vendors shall hold the benefit of this indemnity in trust for those indemnified persons who are not parties to this Security Agreement.

            (ix)  For the purposes hereof:

                  a. "Contaminant" means any solid, liquid, gas, odour, heat, sound, smoke, waste, vibration, radiation or combination of any of them resulting directly or indirectly from human activities that may cause: (i) impairment of the quality of the natural environment for any use that can be made of it, (ii) injury or damage to property or to plant or animal life, (iii) harm or material discomfort to any person, (iv) an adverse affect on the health of any person, (v) impairment of the safety of any person,
                        (vi) rendering any property or plant or animal life unfit for use by man, (vii) loss of enjoyment of normal use of property, or (viii) interference with the normal conduct of business, and includes any pollutant or contaminant as defined in any applicable Environmental Laws and any biological, chemical or physical agent which is regulated, prohibited, restricted or controlled; and

                  b. "Environmental Laws" means the common law and all applicable federal, provincial, local, municipal, governmental or quasi-governmental laws, rules, regulations, policies, guidelines, licences, orders, permits, decisions or requirements concerning Contaminants, occupational or public health and safety or the environment and any other order, injunction, judgment, declaration, notice or demand issued thereunder.

32. Collection of Debts. Upon the occurrence of an Event of Default, hereunder, the Vendors may, without exercising any of their other rights or remedies hereunder, give notice of the security interest in, and the assignment to, the Vendors of any debt or liability forming part of the Collateral and may direct such person to make all payments on account of any such debt or liability to the Vendors.

33. Waiver of Covenants. The Vendors may waive in writing any breach by the Debtor of any of the provisions contained in this Security Agreement or any default by the Debtor in the observance or performance of any covenant or condition required to be observed or performed by the Debtor hereunder, provided that no such waiver or any other act, failure to act or omission by the Vendors shall extend to or be taken in any manner to affect any subsequent breach or default or the rights of the Vendors resulting therefrom.

34. Performance of Covenants by the Vendors. If the Debtor shall fail to perform any covenant on its part herein contained, the Vendors may in its absolute discretion perform any such covenant capable of being performed by it, but the Vendors shall be under no obligation to do so. If any such covenant requires the payment of money or if the Collateral or any part thereof shall become subject to any charge, lien, security interest or encumbrance ranking in priority to the security interest created hereby, the Vendors may in its absolute discretion make such payment and/or pay or discharge such charge, lien, security interest or encumbrance, but the Vendors shall be under no obligation to do so. All sums so paid by the Vendors, together with interest at the highest rate chargeable by the Vendors from time to time on the Obligations, shall be payable by the Debtor on demand and shall constitute a charge upon the Collateral. No such performance or payment shall relieve the Debtor from any default hereunder or any consequences of such default.

35. Application of Insurance Proceeds. Any insurance moneys received by the Vendors may at the option of the Vendors be applied to rebuilding or repairing the Collateral, or be paid to the Debtor, or any such moneys may be applied in the sole discretion of the Vendors, in whole or in part, to the repayment of the Obligations or any part thereof whether then due or not, with any partial payments to be credited against principal instalments payable thereunder in inverse order of their maturity dates.

36. No Merger or Novation. The taking of any judgment or the exercise of any power of seizure or sale shall not operate to extinguish the liability of the Debtor to perform its obligations hereunder or to pay the Obligations hereby secured, shall not operate as a merger of any covenant herein contained or affect the right of the Vendors to interest in effect from time to time hereunder and the acceptance of any payment or other security shall not constitute or create any novation. The execution and delivery of this Security Agreement or of any instruments or documents supplemental hereto shall not operate as a merger of any representation, warranty, term, condition or other provision contained in any other obligation or indebtedness of the Debtor to the Vendors.

37. Security in Addition. The security hereby constituted is in addition to any other security now or hereafter held by the Vendors. The taking of any action or proceedings or refraining from so doing, or any other dealings with any other security for the moneys secured hereby, shall not release or affect the security created hereby.

38. Partial Discharges. The Vendors may in its sole discretion grant partial discharges or releases of security in respect of any of the Collateral on such terms and conditions as it shall deem fit and no such partial discharges or releases shall affect the remainder of the security created hereby nor shall it alter the obligations of the Debtor under the Obligations or hereunder.

39. Notice of Change. The Debtor shall immediately notify the Vendors in writing of any proposed change and any actual change in the Debtor's name or address or the location of the Collateral. The Debtor agrees to execute at the Debtor's expense, any instruments, notices or other documents required to effect any registration which the Vendors deems necessary to protect its interest in the Collateral in any jurisdiction.

40. Events of Default. Each of the following events shall constitute an "Event of Default":

      (a) the Debtor does not pay any of the Obligations when due and such default shall continue for five (5) business days after written notice thereof to the Debtor by the Vendors;

      (b) the Debtor fails to perform or observe any other covenants contained in this Security Agreement and such default shall continue for five
            (5) business days after written notice thereof to the Debtor by the Vendors;

      (c)   the Debtor ceases or threatens to cease to carry on its business;

      (d) the Debtor becomes bankrupt or insolvent or commits an act of bankruptcy, or any proceeding is commenced against, by or affecting the Debtor when, if capable, is not stayed within five (5) business days of the commencement of same:

            (i)   seeking to adjudicate it a bankrupt or insolvent;

            (ii) seeking liquidation, dissolution, winding up, restructuring, reorganization, arrangement, protection, relief or composition of it or any of its property or debt or making a proposal with respect to it under any law relating to bankruptcy, insolvency, reorganization or compromise of debts or other similar laws (including, without limitation, any reorganization, arrangement or compromise of debt under the laws of its jurisdiction of incorporation or organization); or

            (iii) seeking  appointment  of a  receiver,  receiver  and  manager, liquidator, trustee, agent, custodian or other similar official for it or for any part of its properties and assets, including the Collateral or any part thereof;

      (e) any order or judgment is issued by a court granting any of the relief referred to in section 14(d) hereof;

      (f) if an encumbrancer or secured creditor shall appoint a receiver or agent or other similar official over any part of the Collateral, or take possession of any part of the Collateral or if any execution, distress or other process of any court becomes enforceable against any Collateral, or a distress or like process is levied upon any of such Collateral;

      (g) if the Debtor takes any proceedings for its dissolution, liquidation or amalgamation with another company or if the legal or corporate existence of the Debtor shall be terminated by expiration, forfeiture or otherwise;

      (h) if there is any material misrepresentation or misstatement contained in any certificate or document delivered by an officer or director of the Debtor in connection with this Security Agreement; and

      (i) if a default occurs under any agreement supplemental hereto or any other security previously now or hereafter granted to the Vendors by the Debtor or any guarantor of the obligations of the Debtor or should any party to any agreement supplemental or collateral hereto fail to carry out or observe any covenant or condition on its part to be observed or performed and such default continues for five (5) business days after written notice thereof to the Debtor by the Vendors.

41. Enforcement. Upon the happening of any Event of Default, the security granted herein shall become immediately enforceable and the Vendors may at its option declare this Security Agreement to be in default and may exercise any rights, powers or remedies available to the Vendors at law or in equity or under the PPSA or other applicable legislation and, in addition, may exercise one or more of the following rights, powers or remedies, which rights, powers and remedies are cumulative:

      (a) to declare the full amount of the Obligations to be immediately due and payable;

      (b) to terminate the Debtor's right to possession of the Collateral, cause the Debtor to immediately assemble and deliver the Collateral at such place or places as may be specified by the Vendors, and enter upon the premises where the Collateral is located and take immediate possession thereof, whether it is affixed to the realty or not, and remove the Collateral without liability to the Vendors for or by reason of such entry or taking of possession, whether for damage to property caused by taking such or otherwise;

      (c) to enter upon and hold, possess, use, repair, preserve and maintain all or any part of the Collateral and make such replacements thereof and additions thereto as the Vendors shall deem advisable;

      (d) to sell, for cash or credit or part cash and part credit, lease or dispose of or otherwise realize upon the whole of any part of the Collateral whether by public or private sale as the Vendors in its absolute discretion may determine, in accordance with applicable law, without notice to the Debtor or advertisement and after deducting from the proceeds of sale (including reasonable legal fees and disbursements) incurred in the repossession, sale, lease or other disposition of the Collateral apply the proceeds thereof to the Obligations in the manner and order to be determined by the Vendors, provided however that the Vendors shall only be liable to account to the Debtor, any subsequent encumbrancers and others for money actually received by the Vendors and provided that the Debtor shall pay any deficiency forthwith;

      (e) to appoint by instrument in writing any person or persons to be a receiver or receiver and manager of all or any portion of the Collateral, to fix the receiver's remuneration and to remove any receiver so appointed and appoint another or others in its stead;

      (f) to apply to any court of competent jurisdiction for the appointment of a receiver or receiver and manager for all or any portion of the Collateral;

      (g)   to retain the Collateral in satisfaction of the Obligations.

42. Powers of Receiver.

      (a) Any receiver (which term includes a receiver and manager) shall have all of the powers of the Vendors set forth in this Security Agreement and, in addition, shall have the following powers:

            (i) to lease all or any portion of the Collateral and for this purpose execute contracts in the name of the Debtor, which contracts shall be binding upon the Debtor and the Debtor, upon an Event of Default that is continuing, hereby irrevocably constitutes such receiver as its attorney for such purposes;

            (ii) to take possession of the Collateral, collect all rents, issues, incomes and profits derived therefrom and realize upon any additional or collateral security granted by the Debtor to the Vendors and for that purpose may take any proceedings in the name of the Debtor or otherwise; and

            to carry on or concur in carrying on the business which the Debtor is conducting and for that purpose the receiver may borrow money on the security of the Collateral in priority to this Security Agreement; (b) Any receiver appointed pursuant to the provisions hereof shall be deemed to be the agent of the Debtor, to the extent permitted by applicable law, for the purposes of:

            (i) carrying on and managing the business and affairs of the Debtor, and

            (ii) establishing liability for all of the acts or omissions of the receiver while acting in any capacity hereunder and the Vendors shall not be liable for such acts or omissions,

            provided that, without restricting the generality of the foregoing, the Debtor irrevocably authorizes the Vendors to give instructions to the receiver relating to the performance of its duties as set out herein.

43. Application of Moneys. All moneys actually received by the Vendors or by the receiver pursuant to Sections 15 and 16 of this Security Agreement shall be applied:

      (a) first, in payment of those claims, if any, of secured creditors of the Debtor (including any claims of the receiver pursuant to section 16(a)), ranking in priority to the charges created by this Security Agreement as directed by the Vendors or the receiver;

      (b) second, in payment of all costs, charges and expenses of and incidental to the appointment of the receiver (including reasonable legal fees and disbursements) and the exercise by the receiver or the Vendors of all or any of the powers granted to them under this Security Agreement, including the reasonable remuneration of the Receiver or any agent or employee of the receiver or any agent of the Vendors and all outgoings properly paid by the receiver or the Vendors in exercising their powers as aforesaid;

      (c) third, in or towards the payment to the Vendors of all other obligations due to it by the Debtor in such order as the Vendors in its sole discretion may determine;

      (d) fourth, in or towards the payment of the obligation of the Debtor to persons if any, with security interests against Collateral ranking subsequent to those in favour of the Vendors; and

      (e) fifth, subject to applicable law any surplus shall be paid to the Debtor.

44. Possession of Collateral. The Debtor acknowledges that the Vendors or any receiver appointed by it may take possession of Collateral wherever it may be located and by any method permitted by law and the Debtor agrees upon request from the Vendors or any such Receiver to assemble and deliver possession of the Collateral at such place or places as directed.

45. Deficiency. The Debtor shall remain liable to the Vendors for any deficiency after the proceeds of any sale, lease or disposition of Collateral are received by the Vendors and applied is accordance with the provisions of section 17(c) hereof.

46. Assignment. This Security Agreement may be assigned by the Vendors to any other person and, if so assigned, the assignee shall have and be entitled to exercise any and all discretions, rights and powers of the Vendors hereunder, and all references herein to the Vendors shall include such assignee. The Debtor may not assign this Security Agreement or any of its rights or obligations hereunder. This Security Agreement shall enure to the benefit of and be binding upon the parties hereto and their respective heirs, executors, administrators, successors and permitted assigns. In any action brought by an assignee of this Security Agreement and the security interest or any part thereof to enforce any rights hereunder, the Debtor shall not assert against the assignee any claim or defence which the Debtor now has or hereafter may have against the Vendors.

47. Limited Power of Attorney. The Debtor hereby appoints the Vendors, upon an Event of Default that is continuing, as the Debtor's attorney, with full power of substitution, in the name and on behalf of the Debtor, to execute, deliver and do all such acts, deeds, leases, documents, transfers, demands, conveyances, assignments, contracts, assurances, consents, financing statements and things as the Debtor has agreed to execute, deliver and do hereunder, or as may be required by the Vendors or any receiver to give effect to this Security Agreement or in the exercise of any rights, powers or remedies hereby conferred on the Vendors or any receiver, and generally to use the name of the Debtor in the exercise of all or any of the rights, powers or remedies hereby conferred on the Vendors or any receiver. This appointment, being coupled with an interest, shall not be revoked by the insolvency, bankruptcy, dissolution, liquidation or other termination of the existence of the Debtor or for any other reason.

48. Severability. Each of the provisions contained in this Security Agreement is distinct and severable and a declaration of invalidity, illegality or unenforceability of any such provision or part thereof by a court of competent jurisdiction shall not affect the validity or enforceability of any other provision of this Security Agreement.

49. Notices. Any notice required or desired to be given hereunder or under any instrument supplemental hereto shall be in writing and may be given by personal delivery, by facsimile or other means of electronic communication or by sending the same by registered mail, postage prepaid, to the Vendors or to the Debtor at their respective addresses set out above and, in the case of electronic communication, to the facsimile numbers set out above. Any notice so delivered shall be conclusively deemed given when personally delivered and any notice sent by facsimile or other means of electronic transmission shall be deemed to have been delivered on the Business Day following the sending of the notice, and any notice so mailed shall be conclusively deemed given on the third Business Day following the day of mailing, provided that in the event of a known disruption of postal service, notice shall not be given by mail. Any address for notice or payments herein referred to may be changed by notice in writing given pursuant hereto.

      Notwithstanding the foregoing, if the PPSA requires that notice be given in a special manner, then such notice or communication shall be given in such manner.

50. General.

            (i) The Debtor authorizes the Vendors to file such financing statements, notices of security interest, caveats and other documents and do such acts and things as the Vendors may consider appropriate to perfect their security in the Collateral, to protect and preserve their interest in the Collateral and to realize upon the Collateral.

            (ii) The division of this Security Agreement into sections and the insertion of headings are for convenience of reference only and shall not affect the construction or interpretation of this Security Agreement.

            (iii) When the context so requires,  the singular  shall include the plural and vice versa and words importing gender include all genders; all rights, advantages, privileges, immunities, powers and things hereby secured to the Debtor shall be equally secured to and exercised by its successors and assigns.

            (iv)  Time is of the essence in this Security Agreement.

51. Receipt. The Debtor acknowledges that it has received an executed copy of this Security Agreement and, to the extent permitted by law, waives all rights to receive from the Vendors a copy of any financing statement or financing change statement filed, or any verification statement received, at any time in respect of this Security Agreement or any supplemental or collateral security granted to the Vendors.

52. Governing Law. This Security Agreement or any amendment or renewal thereof will be governed by and construed in accordance with the laws of the Province Ontario and the federal laws of Canada applicable therein and the Debtor hereby irrevocably attorns to the jurisdiction of the courts of such province.

The Debtor has duly executed this Security Agreement on July , 2005.

                                       1500536 Ontario Inc.


                                       Per:/s/ Marius Silvasan
                                           -------------------------------(seal)
                                           Name: Marius Silvasan
                                           Title: President

                                       Per:
                                           -------------------------------
                                           Name:
                                           Title:

                                  SCHEDULE "B"
                                  ------------
                             PERMITTED ENCUMBRANCES
                             ----------------------

(iv) liens for taxes, assessments, governmental charges or levies not at the time due; and

(v) (purchase money security interests) any mortgage, lien, charge, security interest, conditional sales agreement, lease intended as security or other form of encumbrance or any property or asset created, issued or assumed to secure the unpaid purchase price in respect of such property or asset; provided that such encumbrance is restricted to such property or asset acquired and secures an amount not in excess of the purchase price thereof.

                                  SCHEDULE "A"
                     Description and Location of Collateral

Location of Collateral:
-----------------------

85 Bayfield Street, Suite 300, Barrie, Ontario L4M 3A7

Description of Collateral: (include equipment by item or kind and, where applicable, the make, model and serial number and, in the case of motor vehicles, the Vehicle Identification numbers.)